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                                                                EXHIBIT 23


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into the previously filed Registration Statements of Republic Industries, Inc. on Forms S-3 (Registration Nos. 33-61649, 33-62489, 33-63735 and 33-65289) and S-8
(Registration No. 33-93742).


ARTHUR ANDERSEN LLP




Fort Lauderdale, Florida
  March 15, 1996.